EXHIBIT 99.1

HORIZON KINETICS HOLDING CORPORATION REPORTS THIRD QUARTER RESULTS

Highlights for the Quarter ended September 30, 2025:

•
Management and advisory fee revenue of $17.8 million for the quarter ended September 30, 2025, a 36% increase from the third quarter of 2024
•
Management and advisory fee revenue of $55.5 million for the nine months ended September 30, 2025, a 49% increase from the nine months ended September 30, 2024.
•
Net income attributable to Horizon Kinetics Holding Corporation of $7.2 million, or $0.39 per common share for the three months ended September 30, 2025
•
Operating income for the third quarter of 2025 was $2.9 million, an increase of $3.9 million from a $0.9 million loss during the third quarter of 2024
•
Assets under management (“AUM”) of $10.4 billion as of September 30, 2025, an increase of 5.2% from December 31, 2024 and 25% from September 30, 2024
•
Board of Directors declared a $0.106 per share dividend

New York, NY – November 13, 2025

Horizon Kinetics Holding Corporation (the “Company” or “HKHC”) (OTCID: HKHC) reported financial results for the third quarter of 2025. The Company's management and advisory fee revenue grew during the quarter and year-to-date period as compared to 2024 resulting from increases in AUM in its separately managed accounts, ETFs, mutual funds and private funds. These increases in AUM across each of the various products and strategies were largely driven by increases in the market value of Texas Pacific Land Corporation (“TPL”) and Grayscale Bitcoin Trust during 2024, which have resulted in higher monthly management fees throughout 2025. The Company has also experienced additional net cash inflows into the various products and strategies during 2025 and has increased its customer accounts during the quarter.

The Company's operating income for the third quarter of $2.9 million was positively impacted by the increased revenues, which were only partially offset by a variety of higher operating expenses, including higher commissions and higher distribution costs. Advisor only operating income, a non-GAAP measure, was $5.5 million for the third quarter of 2025, an increase of $4.0 million from 2024.

The third quarter of 2025 included $129.4 million of investment income, net from our consolidated investment products, primarily from unrealized gains related to the increase in fair value of a private placement investment that completed an initial public offering.

The Company experienced unrealized losses on investments of $7.0 million for the three months ended September 30, 2025, which was primarily the impact of a 12% decline in the fair value of TPL during the quarter. In addition, the Company's equity losses, net, were $2.0 million from various equity interest holdings. These unrealized losses were partially offset by the unrealized gains of $1.3 million for the three months ended September 30, 2025 from its digital asset holdings.

On November 11, 2025, the Company's Board of Directors declared a cash dividend of $0.106 per share, payable on December 17, 2025, to shareholders of record as of the close of business on November 25, 2025.

Conference Call

Murray Stahl, Chairman and Chief Executive Officer, and Mark Herndon, Chief Financial Officer, will host a conference call on Tuesday, November 18, 2025 at 4:15 pm EST. You may register for the conference call by clicking on the following link:

https://register.gotowebinar.com/register/3809689494263827541

Phone Access: +1 (562) 247-8422 Access Code: 840-658-383
Only online participants can submit questions during the webinar.

HORIZON KINETICS HOLDING CORPORATION

Consolidated Statements of Operations

(in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Revenue:
Management and advisory fees	$17,764	$13,036	$55,465	$37,277
Other income and fees	129	23	345	288
Total revenue	17,893	13,059	55,810	37,565

Operating expenses:
Compensation and related employee benefits	7,685	7,220	24,718	19,903
Sales, distribution and marketing	3,774	2,972	12,048	7,881
Depreciation and amortization	199	455	917	1,374
General and administrative expenses	2,520	2,744	7,728	7,397
Expenses of consolidated investment products	766	590	2,078	1,651
Total operating expenses	14,944	13,981	47,489	38,206

Operating income (loss)	2,949	(922)	8,321	(641)

Other income (expense):
Equity earnings (losses), net	(2,033)	1,617	(3,543)	3,683
Interest and dividends	530	891	1,475	1,261
Other income (expense)	(290)	(2,676)	(530)	(2,857)
Investment and other income (losses) of consolidated investment products, net	129,399	142,620	184,133	442,469
Interest and dividend income of consolidated investment products	1,627	8,888	6,418	17,494
Unrealized gain (loss) on digital assets, net	1,260	(95)	2,908	2,792
Realized gain (loss) on investments, net	32	23	2,229	342
Unrealized gain (loss) on investments net	(7,046)	11,321	(8,734)	24,942
Total other income, net	123,479	162,589	184,356	490,126

Income (loss) from continuing operations before provision for income taxes	126,428	161,667	192,677	489,485
Income tax (expense) benefit	10,370	(69,296)	3,840	(70,774)
Income (loss) from continuing operations, net of tax	136,798	92,371	196,517	418,711
Income (loss) from discontinued operations, net of tax	(63)	(147)	(1,300)	(147)
Net income	$136,735	$92,224	$195,217	$418,564
Less: net income attributable to redeemable noncontrolling interests	(129,500)	(130,391)	(175,630)	(401,852)
Net (loss) income attributable to Horizon Kinetics Holding Corporation	$7,235	$(38,167)	$19,587	$16,712

Basic and diluted net (loss) income per common share:
Net income (loss) from continuing operations	$7.34	$5.02	$10.55	$23.10
Net income (loss) from discontinued operations	$(0.00)	$(0.01)	$(0.07)	$(0.01)

Net income (loss) attributable to Horizon Kinetics Holding Corporation	$0.39	$(2.07)	$1.05	$0.92

Weighted average shares outstanding:
Basic and diluted	18,635	18,415	18,635	18,129

HORIZON KINETICS HOLDING CORPORATION

Consolidated Statements of Financial Condition

(in thousands)

	September 30,	December 31,
	2025	2024
	(Unaudited)
Assets
Cash and cash equivalents	$37,723	$14,446
Fees receivable, net	6,816	8,344
Investments, at fair value	83,060	91,435
Assets of consolidated investment products
Cash and cash equivalents	24,334	44,306
Investments, at fair value	1,891,832	1,746,850
Other assets	23,941	19,247
Other investments	21,776	13,443
Operating lease right-of-use assets	6,952	5,105
Property and equipment, net	95	99
Prepaid expenses and other assets	5,295	1,728
Due from affiliates	28	27
Digital assets	16,198	13,240
Assets of discontinued operations	-	4,364
Intangible assets, net	41,292	42,169
Goodwill	23,373	23,373
Total assets	$2,182,715	$2,028,176

Liabilities, Noncontrolling Interests, and Shareholders’ Equity
Liabilities:
Accounts payable, accrued expenses and other	$16,420	$21,547
Accrued third party distribution expenses	417	6,522
Deferred revenue	60	222
Liabilities of consolidated investment products
Accounts payable and accrued expenses	3,864	1,486
Other liabilities	426	2,793
Deferred tax liability, net	80,933	95,683
Due to affiliates	7,750	11,597
Liabilities of discontinued operations	-	464
Operating lease liability	8,868	7,379
Total liabilities	118,738	147,693

Commitments and contingencies

Redeemable noncontrolling interests	1,708,580	1,540,312

Shareholders' equity
Preferred stock, no par value, authorized 20,000 shares; no shares issued and outstanding	-	-
Common stock; $0.10 par value, authorized 50,000 shares; issued and outstanding 18,635 shares, net of treasury stock; 1 share at September 30, 2025 and December 31, 2024, respectively	1,864	1,864
Additional paid-in capital	39,243	39,243
Retained earnings	314,290	299,064
Total shareholders’ equity	355,397	340,171
Total liabilities, noncontrolling interests, and shareholders’ equity	$2,182,715	$2,028,176

Additional Information about our performance

The Company consolidates certain private funds in order for the consolidated financial statements to conform with generally accepted accounting principles. As a result, the assets and liabilities of the applicable consolidated funds are presented on the Company’s consolidated statements of financial condition. Additionally, an amount that represents the Company’s clients’ interests in these consolidated private funds will be presented as redeemable noncontrolling interests on the Company’s consolidated statements of financial condition. The investment income (losses), other income (losses) and the expenses of the consolidated investment products will be presented within the Company’s consolidated statements of operations. Additionally, an amount that represents the net income attributable to redeemable noncontrolling interests as well as the net income (loss) attributable to Horizon Kinetics Holding Corporation will be presented on the Company’s consolidated statement of operations.

Consolidated Investment Products (“CIPs”) consist of certain private investment funds which are sponsored by the Company. The Company has no right to the CIPs’ assets, other than its direct equity investments in them and investment management and other fees earned from them. The liabilities of the CIPs have no recourse to the Company’s assets beyond the level of its direct investment, therefore the Company bears no other risks associated with the CIPs’ liabilities.

As indicated in the additional information presented in the tables below, there are several notable presentational differences as a result of the consolidation of the CIPs:

•
Management and advisory fees from CIPs, including incentive fees, are eliminated from consolidated revenues. Accordingly, our presentation without the CIPs reflects an increased revenue growth to $19.6 million, a 31% increase from the third quarter of 2024.

•
The presentation of Operating income without the CIPs includes the revenues to the advisor only and excludes the line item expenses of consolidated investment products. Management views this operating measure as a useful tool because it is prior to the impact of various fair value measurements of investments and digital assets, which can be volatile from quarter to quarter.

•
The equity in earnings of private funds, which results primarily from CIPs, is eliminated from the consolidated presentation as that activity is included within the investment results of the CIPs. Accordingly, our presentation without the CIPs reflects an increased level of equity earnings that presents an increase in the value of our holdings within the CIPs.

•
Stockholders’ equity and net income attributable to Horizon Kinetics Holding Corporation are not impacted by the consolidation process.

•
The Statement of Financial Condition without the consolidation of private funds presents lower total assets as a result of excluding the total assets held by the CIPs as well as the associated redeemable noncontrolling interests, which represents our clients’ interests in these funds. A portion of the total assets held by private funds continues to relate to $247.5 million of economic interests held by Horizon Kinetics Holding Corporation, which is reflected in Other Investments in the presentation below.

HORIZON KINETICS HOLDING CORPORATION

Statements of Operations (Unaudited)

(in thousands)

	(Advisor only: without consolidation of private funds)
	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Revenue:
Management and advisory fees	$19,561	$14,933	$61,240	$41,735
Other income and fees	129	23	345	288
Total revenue	19,690	14,956	61,585	42,023

Operating expenses:
Compensation, related employee benefits	7,685	7,220	24,718	19,903
Sales, distribution and marketing	3,774	2,972	12,048	7,881
Depreciation and amortization	199	455	917	1,374
General and administrative expenses	2,540	2,773	7,792	7,464
Expenses of consolidated investment products	-	-	-	-
Total operating expenses	14,198	13,420	45,475	36,622

Operating income (loss)	5,492	1,536	16,110	5,401

Other income (expense):
Equity in earnings of proprietary funds, net	(3,050)	20,276	3,589	55,752
Interest and dividends	530	891	1,475	1,261
Other income (expense)	(290)	(2,676)	(530)	(2,857)
Investment and other income (losses) of consolidated investment products, net	-	-	-	-
Interest and dividend income of consolidated investment products	-	-	-	-
Unrealized (loss) gain on digital assets, net	1,260	(95)	2,908	2,792
Realized gain on investments, net	32	23	2,229	342
Unrealized gain (loss) on investments net	(7,046)	11,321	(8,734)	24,942
Total other income (expense), net	(8,564)	29,740	937	82,232

Income (loss) from continuing operations before provision for income taxes	(3,072)	31,276	17,047	87,633
Income tax (expense) benefit	10,370	(69,296)	3,840	(70,774)
Income (loss) from continuing operations, net of tax	7,298	(38,020)	20,887	16,859
Income (loss) from discontinued operations, net of tax	(63)	(147)	(1,300)	(147)
Net income (loss)	$7,235	$(38,167)	$19,587	$16,712
Less: net income attributable to redeemable noncontrolling interests	-	-	-	-
Net income (loss) attributable to Horizon Kinetics Holding Corporation	$7,235	$(38,167)	$19,587	$16,712

Basic and diluted net income (loss) per common share:
Net income (loss)	$0.39	$(2.07)	$1.05	$0.92

Weighted average shares outstanding:
Basic and diluted	18,635	18,415	18,635	18,129

	Nine Months Ended September 30, 2025
	Consolidated Company Entities	Consolidated Investment Products	Eliminations	Consolidated
Revenue:
Management and advisory fees	$61,240	$-	$(5,775)	$55,465
Other income and fees	345	-		345
Total revenue	61,585	-	(5,775)	55,810

Operating expenses:
Compensation, related employee benefits, and cost of goods sold	24,718	-	-	24,718
Sales, distribution and marketing	12,048	-	-	12,048
Depreciation and amortization	917	-	-	917
General and administrative expenses	7,792	-	(64)	7,728
Expenses of consolidated investment products	-	2,014	64	2,078
Total operating expenses	45,475	2,014	-	47,489
Operating income (loss)	16,110	(2,014)	(5,775)	8,321

Other income (expense):
Equity in earnings of proprietary funds, net	3,589	-	(7,132)	(3,543)
Interest and dividends	1,475	-	-	1,475
Other income (expense)	(530)	-	-	(530)
Investment and other income (losses) of consolidated investment products, net	-	184,133	-	184,133
Interest and dividend income of consolidated investment products	-	6,418	-	6,418
Management fees of consolidated investment products	-	(5,498)	5,498	-
Unrealized (loss) gain on digital assets, net	2,908	-	-	2,908
Realized gain on investments, net	2,229	-	-	2,229
Unrealized gain (loss) on investments net	(8,734)	-	-	(8,734)
Total other income (expense), net	937	185,053	(1,634)	184,356

Income (loss) from continuing operations before provision for income taxes	17,047	183,039	(7,409)	192,677

Income tax (expense) benefit	3,840	-	-	3,840
Net income (loss) from continuing operations, net of tax	20,887	183,039	(7,409)	196,517
Net Income (loss) from discontinued operations, net of tax	(1,300)	-	-	(1,300)
Net income (loss)	$19,587	$183,039	$(7,409)	$195,217
Less: net income (loss) attributable to redeemable noncontrolling interests	-	(149,487)	(26,143)	(175,630)
Net income (loss) attributable to Horizon Kinetics Holding Corporation	$19,587	$33,552	$(33,552)	$19,587

HORIZON KINETICS HOLDING CORPORATION

Statements of Financial Condition (Unaudited)

(in thousands)

	(Advisor only: without consolidation of private funds)
	September 30,	December 31,
	2025	2024
Assets
Cash and cash equivalents	$37,723	$14,446
Fees receivable	8,345	58,720
Investments, at fair value	83,060	91,435
Assets of consolidated investment products
Cash and cash equivalents	-	-
Investments, at fair value	-	-
Other assets	-	-
Other Investments	247,484	228,870
Operating lease right-of-use assets	6,952	5,105
Property and equipment, net	95	99
Prepaid expenses and other assets	5,295	1,729
Due from affiliates	28	34
Digital assets	16,198	13,240
Assets of discontinued operations	-	4,345
Intangible assets, net	41,292	42,169
Goodwill	23,373	23,393
Total Assets	$469,845	$483,585

Liabilities, Noncontrolling Interests, and Shareholders’ Equity
Liabilities:
Accounts payable, accrued expenses and other	$16,420	$21,547
Accrued third party distribution expenses	417	6,522
Deferred revenue	60	222
Liabilities of consolidated investment products
Accounts payable and accrued expenses	-	-
Other liabilities	-	-
Deferred tax liability, net	80,933	95,683
Due to affiliates	7,750	11,597
Liabilities of discontinued operations	-	464
Operating lease liability	8,868	7,379
Total Liabilities	114,448	143,414
Commitments and contingencies

Redeemable Noncontrolling Interests	-	-

Shareholders' Equity
Preferred stock, no par value, authorized 20,000 shares; no shares issued and outstanding	-	-
Common stock; $0.10 par value, authorized 50,000 shares; issued and outstanding 18,635 shares, net of treasury stock; 1 share at September 30, 2025 and December 31, 2024, respectively	1,864	1,864
Additional paid-in capital	39,243	39,243
Retained earnings	314,290	299,064
Total Shareholders’ Equity	355,397	340,171
Total Liabilities, Noncontrolling Interests, and Shareholders’ Equity	$469,845	$483,585

	September 30, 2025
	Consolidated Company Entities	Consolidated Investment Products	Eliminations	Consolidated
Assets
Cash and cash equivalents	$37,723	$-	$-	$37,723
Fees receivable	8,345	-	(1,529)	6,816
Investments, at fair value	83,060	-	-	83,060
Assets of consolidated investment products
Cash and cash equivalents	-	24,334	-	24,334
Investments, at fair value	-	1,891,832	-	1,891,832
Other assets	-	23,941	-	23,941
Other investments	247,484	-	(225,708)	21,776
Digital assets	16,198	-	-	16,198
Intangible assets, net	41,292	-	-	41,292
Goodwill	23,373	-	-	23,373
Other assets	12,370	-	-	12,370
Total assets	$469,845	$1,940,107	$(227,237)	$2,182,715

Liabilities, Noncontrolling Interests, and Shareholders’ Equity
Liabilities:
Accounts payable, accrued expenses and other	$16,420	$-	$-	$16,420
Accrued third party distribution expenses	417	-	-	417
Deferred revenue	60	-	-	60
Liabilities of consolidated investment products
Accounts payable and accrued expenses	-	3,864	-	3,864
Due to affiliates	-	1,575	(1,575)	-
Other liabilities	-	426	-	426
Deferred tax liability, net	80,933	-	-	80,933
Due to affiliates	7,750	-	-	7,750
Operating lease liability	8,868	-	-	8,868
Total liabilities	114,448	5,865	(1,575)	118,738
Commitments and contingencies

Redeemable noncontrolling interests	-	1,750,408	(41,828)	1,708,580

Equity interests	355,397	183,834	(183,834)	355,397
Total liabilities, noncontrolling interests, and shareholders’ equity	$469,845	$1,940,107	$(227,237)	$2,182,715

Non-GAAP Measures

In discussing financial results, the Company presented tables without the consolidation of certain private funds (also labeled "Advisor only") which is not in accordance with Generally Accepted Accounting Principles (GAAP). We use this non-GAAP financial measure internally to make operating and strategic decisions, including evaluating our overall performance and as a factor in determining compensation for certain employees. We believe presenting this non-GAAP financial measure provides additional information to facilitate comparison of our historical operating costs and their trends, and provides additional transparency on how we evaluate our financial condition and results of operations. We also believe presenting this measure allows investors to view our financial condition and results of operations using the same measure that we use in evaluating our performance and trends.

Note Regarding Forward-Looking Statements

This news release may contain "forward-looking statements" within the meaning of the federal securities laws that are intended to qualify for the Safe Harbor from liability established by the Private Securities Litigation Reform Act of 1995. "Forward-looking statements" generally can be identified by the use of forward-looking terminology such as "assumptions," "target," "guidance," “strategy,” "outlook," "plans," "projection," "may," "will," "would," "expect," "intend," "estimate," "anticipate," "believe”, "potential," or "continue" (or the negative or other derivatives of each of these terms) or similar terminology.

Forward-looking statements convey our expectations, intentions, or forecasts about future events, circumstances, or results. All forward-looking statements, by their nature, are subject to assumptions, risks, and uncertainties, which may change over time and many of which are beyond our control. You should not rely on any forward-looking statement as a prediction or guarantee about the future. Actual future objectives, strategies, plans, prospects, performance, conditions, or results may differ materially from those set forth in any forward-looking statement. Some of the factors that may cause actual results or other future events or circumstances to differ from those in forward-looking statements are described in the Company's Annual Report on Form 10-K for the year ended December 31, 2024 and the Company's subsequent Quarterly Reports on Form 10-Q and other periodic reports filed with the Securities and Exchange Commission. Any forward-looking statement made by us or on our behalf speaks only as of the date that it was made. We do not undertake to update any forward-looking statement to reflect the impact of events, circumstances, or results that arise after the date that the statement was made, except as required by applicable securities laws. You, however, should consult further disclosures (including disclosures of a forward-looking nature) that we may make in any subsequent filings with the Securities and Exchange Commission.

About Horizon Kinetics Holding Corporation

Horizon Kinetics Holding Corporation (OTCID: HKHC) primarily offers investment advisory services through its subsidiary Horizon Kinetics Asset Management LLC (“HKAM”), a registered investment adviser. HKAM provides independent proprietary research and investment advisory services for mainly long-only and alternative value-based investing strategies. The firm’s offices are located in New York City, White Plains, New York, and Summit, New Jersey. For more information, please visit http://www.hkholdingco.com.

Investor Relations Contact:

ir@hkholdingco.com